Prospectus supplement dated February 18, 2020
to the following prospectus(es):
BOA FPVUL, BOA Next Generation FPVUL and BOA ChoiceLife FPVUL dated May 1, 2019
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At meetings held December 9-11, 2019, the Board of Trustees of Invesco Funds approved an Agreement and Plan of Reorganization (the "Plan") under which Invesco – Invesco V.I. Mid Cap Growth Fund (the "Merging Fund") will transfer all of its assets and liabilities to the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (the "Acquiring Fund"). The merger will be effective on or about April 30, 2020 (the "Effective Date").
As a result of the merger, as of the Effective Date, the following changes apply to the contract:
•	the Merging Fund will no longer be available to receive transfers or new purchase payments;
•	the Merging Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund; and
•	the Acquiring Fund will assume all liabilities of the Merging Fund.
Accordingly, the following changes apply to the prospectus:
Currently, the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund: Series I is not available. As of the Effective Date, Appendix A: Underlying Mutual Funds is amended to reopen the Acquiring Fund for contracts for which good order applications were received before April 30, 2020. Therefore, Appendix is amended as follows:
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund: Series I
This underlying mutual fund is only available in contracts for which good order applications were received before April 30, 2020
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Capital appreciation.
All references in the prospectus to the Merging Fund are deleted and replaced with the Acquiring Fund as of the Effective Date.
PROS-0401
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